Acquisition of Thermo Fluids Inc. March 8, 2012 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements
This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected cost synergies and other anticipated benefits of the proposed acquisition of Thermo Fluids Inc. (“TFI”),  the expected future operating results of the combined company, the expected timing of completion of the acquisition and the other expectations, beliefs, plans, intentions and strategies of Heckmann Corporation (“Heckmann” or “HEK”). Heckmann Corporation has tried to identify these statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "expect," "intend,"
"may," "plan," "predict," "project" and "will" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management's expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management's control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the risk that the proposed business combination transaction is not completed on a timely basis or at all; the ability to integrate Thermo Fluids into the business of Heckmann Corporation successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that Heckmann Corporation anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that Heckmann Corporation or
Thermo Fluids may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the transaction; intense competition; the loss, or renewal on less favorable terms, of management contracts and leases; and changes in general economic and business conditions or demographic trends.
For a detailed discussion of factors that could affect Heckmann Corporation's future operating results, please see Heckmann Corporation's filings with the United States Securities and Exchange Commission (the "SEC"), including the disclosures under “Risk Factors” in those filings. Except as expressly required by U.S. federal securities laws, Heckmann Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances, future events or for any other reason.

Acquisition of TFI Holdings, Inc. (“Seller”) by Heckmann Corporation
Transaction expected to close in early Q2 2012, subject to customary legal and regulatory closing conditions
Transaction
Heckmann intends to enter into a new bank facility prior to the closing and is considering a range of financing options
Focus will be on maintaining a conservative and flexible capital structure which coupled with cash on hand provides the Company with significant liquidity
Transaction Financing
Financially Attractive Acquisition that Diversifies HEK’s
Operations and Revenue Stream
Consideration
Total purchase consideration of $245 million
Includes $227.5 million of cash and $17.5 million in HEK shares, issued to the Seller
Debt-free, cash-free transaction with normalized working capital remaining in the business at close

THERMO FLUIDS

The Responsible Solution

HECKMANN

CORPORATION

TFI has one of the largest environmental services networks
in the Western U.S. and engages in the collection and
reprocessing of used motor oil (“UMO”) into reprocessed
fuel oil (“RFO”) for sale into the asphalt, re-refining and
other industrial markets
More than 18 states served through 31 facilities
Large asset base of 290 trucks and more than 180 railcars
More than 250 employees
Estimated total market share of approximately 35% (in
markets served)
Limited geographic concentration with volume (both UMO
and RFO) and revenue well diversified across regions
Regionally-focused business model that drives operating
scale and route density
Cluster facilities in close proximity to UMO and RFO
customers
Overview
Market Presence
Facility Locations
Southwest Region
South Central Region
Mountain States Region
Northwest Region
Las Vegas, NV
Beowawe, NV
Odessa, TX
Abilene, TX
Dallas/ Ft. Worth, TX
Marshall, TX
Phoenix, AZ
Scottsdale, AZ
Albuquerque, NM
Amarillo, TX
Brownfield, TX
El Paso, TX
Colorado Springs, CO
Oklahoma City, OK
Houston, TX
Grand Junction, CO
Denver, CO
Salina, KS
Salt Lake City, UT
Twin Falls, ID
Boise, ID
Gillette, WY
Bend, OR
Spokane, WA
Reno, NV
Medford, OR
Eugene, OR
Seattle, WA
Portland, OR
San Antonio, TX
Tucson, AZ
Headquarters
Thermo Fluids Inc.
“One-Stop” Shop of Environmental
Services
Used oil collection & recycling
Wastewater collection
Spent antifreeze collection & recycling
Used oil filter collection
Industrial waste management
Parts washer services
($ Millions)

Firestone
ConocoPhillips
jiffy lube
FOUNDATION COAL
PENSKE
NEWMONT
The Gold Company
simons petroleum
UNION PACIFIC
Walmart
Peabody

elpaso
Firestone
FritoLay
FREEPORT-McMoRAN COPPER & GOLD
HALLIBURTON
OIL CAN HENRY'S
jiffy lube
PACIFICORP
Weatherford
Xcel Energy
simons petroleum

CEMEX
COSMO
Dicalite
FNF CONSTRUCTION, INC.
LAS VEGAS PAVING CORP
WE'RE #1
Omega
Oldcastle
VERTEX
YAKAMA FOREST PRODUCTS

HECKMANN
CORPORATION

Environmental Services
Oily wastewater collection &
recycling
Antifreeze collection &
remanufacturing
Used oil filter collection & recycling
Industrial waste management
Parts washer services
Broad Portfolio of Products & Services
UMO RFO
Collects UMO from a diverse base of
customers
Regular on-time scheduled or on-
demand collection
Full-service waste stream
management solution
Value-added Green Shield
Partners™
program
TFI recycles UMO into RFO
Sold as a feedstock for re-refineries
Sold as an industrial fuel for:
Asphalt plants
Pulp and paper mills
Bunker market
Industrial users
Representative Customers

GREEN SHIELD SERVICES

PERFORM ENERGY PRODUCTS

HECKMANN CORPORATION

TFI has developed an efficient and low-cost process whereby UMO is converted into RFO utilizing a proprietary filtration process to remove impurities and produce a cleaner, more desirable RFO with superior energy output characteristics
RFO is sold to industrial customers for less than half the cost of diesel while generating more than twice the energy and
BTU output (on a per $ basis)
RFO is also increasingly sold to re-refiners as a critical feedstock for the production of base lubricants
In 2011, TFI processed and sold approximately 54 million gallons of RFO to over 250 individual customers
TFI Operations Overview
Collection of UMO
Analysis and
Filtration of
Used Oil
Separation of Oil
from
Undesirable
Fluids
Final Inspection
and Assurance
Testing
Transportation
and Delivery to
Customer
UMO to RFO Conversion Process
Quicklube
Car Dealerships
Automotive
Repair Shops
Manufacturing
Truck Fleets
Transportation
Used Oil Transport Truck and Treatment Facility
Energy

Compelling Strategic and Financial Rationale
Unique Scale and Range of Services
in Highly Fragmented Sectors
Senior Management with Extensive
Experience
Diversified Revenue Mix with High
Quality Customer Base
Leveraged to Increasingly Complex
Environmental Regulations
High Cash Flow Visibility Driving
Strong, Stable Margins
The TFI acquisition diversifies our operating platform, increases our leverage to oil and capitalizes on our management team’s extensive experience with an environmental services platform
Enhances our position as the only “one-
stop” shop for shale water solutions and
environmental services
Large, high quality asset base provides
superior service and is difficult to
replicate
Historically strong operating margins at
TFI with hedged business model and
contracts to drive stability
TFI’s management team has a combined
43 years of experience at Waste
Management running operations with
$4.2 billion in revenues
Leverages our management’s expertise,
having operated a similar business as
part of U.S. Filter
Ideally positioned as a large-scale, HSE—
driven water and environmental service
company providing leading edge
solutions
Diversifies revenue sources by service
offering, commodity exposure,
geographic footprint and customer base
Blue chip customer base, including Shell,
Chevron, ExxonMobil, Wal-Mart Stores,
Waste Management

Haynesville
Marcellus / Utica
Eagle Ford
Other Shale
Oil Collection & Environmental Services
Q1 2011
Q1 2012E PF(1)
Q2 2012E PF(1)
100%
37%
28%
21%
14%
19%
19%
13%
17%
32%

HECKMANN
CORPORATION

Synergistic Footprint Providing Operational and Revenue
Diversification
HEK a Year Ago HEK Today
(1)
Haynesville
TFI
HEK
(1) Pro forma for TFI acquisition, which is expected to close early Q2 2012.
Increasing Revenue Diversity
Targets for Q2 2012:
35% of revenues will be leveraged to
wet gas and oil (Eagle Ford, Utica,
Permian, Tuscaloosa and Eaglebine)
28% of HWR’s truck fleet will be in
the Haynesville, the majority of which
will be LNG-powered trucks with
their fuel/cost advantage, providing
us a hedge on natural gas prices

HECKMANN CORPORATION

\+

THERMO FLUIDS

The Responsible Solution

HECKMANN CORPORATION

HEK’s management team consists of a veteran group of executives with more than 170 years experience in the acquisition and integration of companies in the water and environmental services industries
The entire HEK team is comprised of former U.S. Filter executives
James Devlin and Greg Guard have a combined 43 years of experience at Waste Management running operations with $4.2 billion in revenues, and the entire management team will be staying on with the business
Name
Richard J. Heckmann
Chairman & Chief Executive Officer
Charles R. Gordon
President & Chief Operating Officer
Damian C. Georgino
Executive Vice President, Corporate Development & Chief Legal
Officer
W. Christopher Chisholm
Executive Vice President & Chief Financial Officer
Brian R. Anderson
Executive Vice President, Finance
John T. Lucey
Executive Vice President, Business Development and Engineering
Senior Management with Extensive Experience
Name
James Devlin
Chief Executive Officer
Greg Guard
Chief Marketing Officer
Ted Sinclair
Chief Operating Officer
Roy Schumacher
VP of Market Development
Mark Kuleck
Chief Financial Officer